Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA 19355
610-722-0900
800-787-3334

Semi-Annual Report
June 30, 2002

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA 19355


June 30, 2002

Dear Fellow Shareholders:


     Shareholder assets in the Fund remain over $4.5 million, despite the difficult financial markets over the past two years. Assets were boosted by inflows to our Bond Fund as investors sought conservative investments to protect assets.


Civil Strife in the Markets

     I have been reading James McPhearson's account of the social, political, and military conflicts in our country at the time of the Civil War. Our young nation suffered through this time of unparalleled crisis as emotional differences created problems that could be resolved only by a bloody conflict. At that time, the mood of entire regions of our country shifted from elation to despondency based on the outcome of individual political and military events. The extreme mood swings magnified the importance of every decision, and contributed to many instances of poor judgment.

     McPhearson's account portrays Abraham Lincoln, now considered one of our country's greatest Presidents, as a leader who tempered his emotions to make pragmatic decisions, often compromising with less committed supporters or delaying the implementation of controversial policies until the appropriate time. Despite this, he was widely criticized by supporters and opponents, labeled a traitor by both radicals and conservatives, and often brutally attacked in the press. Prior to his reelection to a second term as President he was the subject of a recall campaign by members of his own party. While he often struggled with self doubts, his strong will and determination prevailed, and his leadership has stood the test of time.

     Our financial markets are currently testing our resolve as investors are subjected to a seemingly endless series of setbacks. The financial news is dominated by weak corporate results, poor management, conflicts of interest by market analysts, accounting scandals, and outright fraud. Coupled with a sluggish economy and international turmoil, it is no surprise that investors are subject to extreme emotional mood swings.


The Manor Fund

     The Manor Fund struggled during the quarter as the market succumbed to accounting concerns, poor earnings, and international uncertainty. After rising through the end of last year, the market retraced its steps to revisit previous lows. The Fund declined 14.24% vs. a decline of 13.39% for the S&P 500 index, and a decline of 12.41% for the Lipper Large-cap Core index.

     The Fund was helped by strong performance from Kaufman & Broad, Devon Energy, Allstate Insurance, Exelon Energy, and Manor Care. Kaufman & Broad reported strong earnings as the homebuilder experienced continued demand for housing. Devon Energy continued to rebound due to stronger commodity pricing and reduced costs from a recent merger. Allstate and Exelon were helped by lower interest rates, while Manor Care experienced better subscriber growth in its managed care business.

     The Fund was hurt by weakness in Intel, Tyco, IBM, Citrix Systems, and AOL. The technology stocks in this group were hurt by the continued inability to generate a meaningful earnings rebound, while Tyco suffered due concern regarding its restructuring.

     During this difficult environment we continued to manage the portfolio conservatively by liquidating a portion of our Allstate holdings to increase our cash balance and reinvesting a portion of the proceeds in Manor Care and AOL Time Warner.


The Growth Fund

     The Growth Fund continued to outperform the market and comparable mutual funds for the quarter, trailing year, and since inception. The Fund declined 11.80% during the quarter vs. a decline of 13.39% for the S&P 500 and 15.73% for the Lipper Large-Cape Growth index.

     The Fund was helped by positive performance from Universal Health Services, Washington Mutual, AmeriSource Bergen, Greenpoint Financial, and Jones Apparel. Each of these companies demonstrated the ability to execute well in a difficult environment, causing investors to bid up their shares. The Fund was hurt by poor performance from Xilinx, Cytec, Intel, Andrx, and Ivax. Xlinix and Intel struggled in a difficult technology industry, while Andrx and Ivax declined after difficulties getting approval to market new drug products.

     During the quarter we sold Helmrich & Payne, an oil services company, and purchased Mohawk Industries, a manufacturer of carpeting and home products. We also added to several selected holdings that have declined to attractive valuation levels.


The Bond Fund

     The Bond Fund rose 2.93% during the quarter as stock market problems pushed investors to purchase US Treasury securities. The Fund's portfolio of US Treasury Notes continues to be somewhat conservative with an average yield to maturity of 3.04% and an average maturity of 2.97 years.


Learning from that Experience

     McPhearson concludes that Lincoln's ultimate success was not due to any decisive military victories or economic superiority, but to a series of decisions and events that easily could have gone the other way. His courage in difficult times provided the strength and encouragement that made the difference. In these dark days for the financial markets it sometimes seems that things will never improve, but if we learn from the lessons of our past history we know that the worst of times create the opportunity for something better ahead.

Sincerely,
Daniel A. Morris


Manor Fund
June 30, 2002

Portfolio of Investments

Description          Shares             Market Value
----------------------------------------------------

Common & Preferred Stock

Consumer Staples     4.2%

  Pepsico              1,560                75,192
                                          --------
                                            75,192

Consumer Disc.       2.4%

  AOL  Time Warner     2,930                43,100
                                          --------
                                            43,100

Retail               4.5%

  Cardinal Health      1,305                80,140
                                          --------
                                            80,140

Medical               12.0%
  Manor Care           2,590                59,570
  Merck                1,600                81,024
  Pfizer               2,130                74,550
                                          --------
                                           215,144

Automobile     5.1%
  General Motors      1,690                 90,331
                                          --------
                                            90,331

Industrial Products     1.7%

Tyco Intl Ltd.       2,240                  30,262
                                          --------
                                            30,262

Construction     5.5%
  Kaufman & Broad    1,910                  98,384
                                          --------
                                            98,384

Multi-Industry     3.7%
General Electric     2,270                  65,944
                                          --------
                                            65,944

Computer     13.6%
  Cisco              2,350                  32,783
  Citrix Systems     2,570                  15,523
  Hewlett-Packard    1,960                  29,949
  Intel              4,320                  78,926
  IBM                  950                  68,400
  Scientific Atlanta 1,060                  17,437
                                          --------
                                           243,018

Aerospace     3.1%
  Boeing             1,230                  55,350
                                          --------
                                            55,350

Oil     10.3%
  Chevron Texaco     1,000                  88,500
  Devon Energy       1,220                  60,122
  Nabors             1,010                  35,653
                                          --------
                                           184,275

Finance     13.6%
  Allstate Insurance 1,480                  54,730
  Citigroup          1,769                  68,549
  Fed Nat Mtg Assoc  1,120                  82,600
  Freddie Mac          620                  37,944
                                          --------
                                           243,823

Utilities     2.8%
  Exelon              970                   50,731
                                          --------
                                            50,731

Other Assets     2.2%
  S&P 500 SPYDR      400                    39,584
                                          --------
                                            39,584

Cash and Equivalents     15.2%             271,496
                                          --------
                                           271,496

                                          --------
Total Portfolio                          1,786,774
                                         =========



               Top Five Holdings

Company             Industry        % of Net Assets
-------             --------        ---------------
Kaufman & Broad  Construction                 5.5 %
General Motors     Automobile                 5.1 %
Chevron Texaco          Oils                  5.0 %
Fed Nat'l Mtg Assoc  Medical                  4.6 %
Cardinal Health      Retail                   4.5 %



              Top Five Industries

Industry                  % of Net Assets
--------                  ---------------
Finance                            13.6 %
Computer                           13.6 %
Medical                            12.0 %
Oil                                10.3 %
Construction                        5.5 %



                                     Total Return

                    3 Months          TrailingYear          Annualized
                                                          Since Inception
                  ------------       --------------      -----------------
Manor Fund           -14.24 %            -26.23 %              2.09 %
Lipper Large-Cap
    Core Index       -12.41 %            -17.23 %              5.65 %
S&P 500 Index        -13.39 %            -17.98 %              9.81 %









Growth Fund
6/30/02

Portfolio of Investments

Description          Shares             Market Value
----------------------------------------------------

Common & Preferred Stock

Consumer Staples     3.0%
  Jones New York     1,270                  47,625
                                          --------
                                            47,625

Consumer Disc.     8.1%
  Barnes & Noble     1,480                  39,116
  Cendent Corp       2,720                  43,194
  Mohawk               720                  44,302
                                          --------
                                           126,612

Retail     5.9%
  Amerisource Berg.    769                  58,444
  Ebay                 550                  33,891
                                          --------
                                            92,335

Medical     16.0%
  Andrx Group        1,120                  30,206
  Cytyc Corp         1,530                  11,659
  Express Scripts      980                  49,108
  Forest labs          360                  25,488
  Ivax Corp          2,843                  30,704
  Quest Diagnostics    570                  49,049
  Universal Hlth Svc 1,120                  54,880
                                          --------
                                           251,094

Computer     16.8%
  Cisco               620                    8,649
  Dell Computer     1,570                   41,040
  Intel             1,980                   36,175
  Microsoft Corp.     960                   52,512
  Sun Microsystems  2,080                   10,421
  Vishay            1,930                   42,460
  Waters Corp.      1,110                   29,637
  Xilinx            1,900                   42,617
                                          --------
                                           263,511

Oil     6.0%
GlobalSanteFe      1,835                    50,187
Valero Energy      1,167                    43,669
                                          --------
                                            93,856

Finance     8.4%
  Greenpoint Fin.   1020                    50,082
  T. Rowe Price      790                    25,975
  Washington Mutual1,489                    55,257
                                          --------
                                           131,314

Transportation     1.7%
  Tidewater         830                     27,324
                                          --------
                                            27,324

Business Services     1.4%
  TMP Worldwide    1,000                    21,500
                                          --------
                                            21,500

Other Assets     8.8%
  Mid Cap SPDR Tr   640                     57,312
  Nasdaq 100 Dep Tr 520                     13,556
  S&P 500 SPYDR     680                     67,293
                                          --------
                                           138,161

Cash and Equivalents     23.8%             373,181
                                          --------
                                           373,181
                                          --------
Total Portfolio                          1,566,513
                                         =========




                  Top Five Holdings

Company                 Industry         % of Net Assets
-------                 --------         ----------------
S&P 500 SPDR           Other Assets                 4.3 %
Amerisource Bergen     Retail                       3.7 %
Washington Mutual      Finance                      3.5 %
Universal Health Svcs  Medical                      3.5 %
Microsoft Corp.        Computer                     3.4 %




          Top Five Industries

Industry                  % of Net Assets
--------                  ---------------
Computer                           16.8 %
Medical                            16.0 %
Other Assets                        8.8 %
Finance                             8.4 %
Consumer Discretionary              8.1 %




                     Total Return

                    3 Months          Trailing Year          Annualized
                                                          Since Inception
                  ------------       --------------      -----------------

Growth Fund        -11.80 %             -16.13 %              -7.75 %
Lipper Large-Cap
  Growth Index     -15.73 %             -24.99 %             -17.04 %
S&P 500 Index      -13.39 %             -17.98 %              -9.13 %








Bond Fund
6/30/02

Portfolio of Investments


Description                             Par Value        Market Value
---------------------------------------------------------------------

Government Bonds     89.4%

1 to 3 years to maturity
------------------------
U.S. Treasury  4.600%   Due 02-28-03      150,000             152,781
U.S. Treasury  3.875%   Due 07-31-03      100,000             101,972
U.S. Treasury  2.750%   Due 10-31-03      100,000             100,643
U.S. Treasury  5.250%   Due 05-15-04       80,000              83,627
U.S. Treasury  6.000%   Due 08-15-04      100,000             106,238

3 to 5 years to maturity
------------------------
U.S. Treasury  5.875%   Due 11-15-05       50,000              53,586
U.S. Treasury  5.625%   Due 02-15-06      100,000             106,552
U.S. Treasury  4.625%   Due 05-15-06       50,000              51,510

5 to 10 years to maturity
------------------------
U.S. Treasury  5.500%   Due 05-15-09      100,000             105,832
U.S. Treasury  6.000%   Due 08-15-09      100,000             108,693
U.S. Treasury  5.000%   Due 02-15-11       50,000              50,855

                                     Accrued Interest          13,869
                                                            ---------
Total U.S Treasury Notes                                    1,036,158
                                                            ---------

Cash and Equivalents     10.6 %                               122,746
                                                            ---------
                                                              122,746
                                                            ---------
Total Investments in Securities                             1,158,904
                                                            =========




                    Top Five Holdings

Security                                % of Net Assets
--------                                ---------------
US Treasury 4.625% due  2/28/2003                13.2 %
US Treasury 6.0% due  8/15/2009                   9.4 %
US Treasury 5.625 % due  2/15/2006                9.2 %
US Treasury 6.0% due  8/15/2004                   9.2 %
US Treasury 5.50 % due  5/15/2009                 9.1 %





                     Total Return

                    3 Months          Trailing Year          Annualized
                                                          Since Inception
                  ------------       --------------      -----------------
Bond Fund             2.93 %              6.01 %               5.83 %
Lipper US Government  3.81 %              8.43 %               7.48 %
Lehman Inter.
   Gov't Index        3.93 %              8.09 %               7.48 %








Financial Statements

STATEMENT OF ASSETS AND LIABILITIES


                                   Six Months Ended June 30, 2002
                           Manor Fund        Growth Fund        Bond Fund
ASSETS
------
  Investments in Securities$    1,514,172  $    1,192,076  $    1,021,539
  Cash                            272,601         374,436         123,496
Dividends & Interest Receivable       548             737          13,848
                           ----------- --  --------------  --------------
Total Assets                    1,787,321       1,567,249       1,158,883

LIABILITIES
-----------
  Expenses Payable                   864)          (1,938)        (1,407)
                            -------------  --------------  --------------
Total Liabilities                   (864)          (1,938)        (1,407)
                            -------------  --------------  --------------
NET ASSETS                 $    1,788,185   $    1,569,187 $    1,160,290
                           ==============  ==============  ==============


NET ASSETS CONSIST OF:

  Capital Stock
  (par value and paid-in
            capital)       $    2,137,870  $    2,128,610  $    1,076,920
  Accumulated net investment
        income(loss)              (11,020)          5,693          26,637
Accumulated net realized
     (loss)                       (92,121)       (213,017)          7,660
Net unrealized appreciation
     (depreciation)              (246,544)       (352,099)         49,073
                            -------------  --------------  --------------
NET ASSETS                 $    1,788,185   $    1,569,187 $    1,160,290

CAPITAL SHARES OUTSTANDING        161,441         200,013         106,439
 (10,000,000 authorized shares;
    $.001 par value)


NET ASSET VALUE PER SHARE$          11.08$           7.85$          10.90
                           ==============  ==============  ==============








Financial Statements

STATEMENT OF OPERATIONS

                                   Six Months Ending June 30, 2002
                           Manor Fund        Growth Fund        Bond Fund

Investment Income
-----------------
  Dividends              $       12,117  $        29,771  $         - 0 -
  Interest                        2,370            3,496           31,122
                           ------------   --------------   --------------
Total Investment Income          14,487           33,267           31,122


Expenses
--------
  Management Fees                10,258            8,123            3,631
  Trustee Fees                      457              553              923
  Miscellaneous Fees              3,988            3,524            2,325
                            -------------  --------------  --------------
Total Expenses                   14,703           12,200            6,879
                            -------------  --------------  --------------
Net Investment Income (Loss)       (216)          21,067           24,243


Realized & Unrealized Gain (Loss) on Investments
------------------------------------------------
  Net Realized gain (loss)
       on Investments            30,250          (13,070)            7,381
  Net Change in Unrealized
    Appreciation/Depreciation
    on Investments             (373,852)        (218,679)          (2,923)
                            -------------  --------------  -------- ------
Net realized and Unrealized
    Gain (Loss) on Investments (343,602)        (231,749)            4,458
                            -------------  --------------  ------ --------

Net Increase (Decrease) in Net
    Assets Resulting from
    Operations           $     (343,818)  $     (210,682)$          28,701
                           ==============  ==============  ===============









Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


                                      Six Months Ending June 30, 2002
                               Manor Fund        Growth Fund        Bond Fund

Increase (Decrease) in Net
   Assets from Operations
--------------------------
  Net Investment (Loss) Income  $    (216)      $    21,067       $    24,243
Net realized gain (Loss)
       on investments               30,250          (13,070)            7,381
Net Change in Unrealized
    Appreciation/Depreciation
    on Investments                (373,852)        (218,679)           (2,923)
                                ----------       -----------      ------------
Net increase/decrease in net
    assets resulting from
    operations                    (343,818)        (210,682)            28,701


Distributions to Shareholders from
  Net Investment Income              - 0 -            - 0 -             - 0 -
  Net Realized Gain                  - 0 -            - 0 -             - 0 -
                                ----------       -----------      ------------
  Total Distributions                - 0 -            - 0 -              - 0 -


Capital Share Transactions
  Proceeds from shares sold         173,229         337,934            380,867
  Proceeds From Reinvestment of
       Distributions                 - 0 -            - 0 -              - 0 -
  Payments for shares redeemed     (127,945)        (80,132)         (725,667)
                                ----------       -----------      ------------
  Net Increase in Net Assets
    From Capital Share
    Transactions                    45,284          257,802          (344,800)
                                ----------       -----------      ------------
Total Increase in Net Assets      (298,534)          47,120          (316,099)


Net Assets:
  Beginning of Year              2,086,893         1,522,153         1,476,423
                                ----------       -----------      ------------
  End of Year                  $ 1,788,359       $ 1,569,273       $ 1,160,324
                              ==============   ==============   ==============


Transactions in Shares of Fund

  Sold                            13,521            38,993              35,452
  Issued in reinvestment of
      Distributions                - 0 -             - 0 -               - 0 -
  Redeemed                       (10,172)           (9,051)           (67,846)
  Net increase/decrease in
      outstanding-shares of
      the Fund                     3,349            29,942            (32,394)
                              ==============   ==============   ==============

Manor Investment Funds, Inc.
Notes to Financial Statements
June 30, 2002



Note 1-Organization

Incorporated in Pennsylvania on September 13, 1995, Manor Investment Funds, Inc. (the Company) was in the initial stages of development until January 27, 1996 when it began to sell shares of its stock to the public. The Company is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940. Manor Fund, Growth Fund, and Bond Fund (collectively referred to as the Funds) presently constitute Manor Investment Funds, Inc. The primary investment objectives of each of these Funds follow:

Manor Fund-Conservative capital appreciation and current income, investing primarily in common stock of large corporations in the United States.

Growth Fund-Long-term capital appreciation, investing primarily in common stock of U.S. corporations.

Bond Fund-Intermediate-term fixed income, investing primarily in U. S. Government obligations.



Note 2-Significant Accounting Policies

Following is a summary of the Funds' significant accounting policies which are in conformity with generally accepted accounting principles for investment companies:

Security Valuation and Accounting-Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.

The Funds follow industry practice and record security transactions on the trade date.

Cash-Cash consists of checking and money market accounts with the custodian. As financial instruments, such accounts potentially subject the Funds to concentration of credit risk. The carrying value of these accounts approximates market value due to their short-term nature.

Federal Income Taxes-The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income. Accordingly, no provision for federal income tax or excise tax is required in these financial statements.

Distributions-Each Fund generally pays, or intends to pay dividends investment income and to distribute net capital gains that it realizes. Distributions to shareholders are recorded on the ex-dividend date.

Realized Gains and Losses on Investment Transactions-Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Accounting Estimates-Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Other- Interest income is recognized on the accrual basis. When applicable, premiums and discounts on purchased U. S. government obligations are amortized or accreted to interest income over the life of the obligation.

As mutual funds, the Funds' investments are subject to stock market risk, bond market risk and inflation risk. Manor Fund and Growth Fund will have higher exposure to stock market risk because of their significant investments in stocks. Bond Fund will have higher exposure to bond market risk and inflation risk because of its significant investments in U.S. Treasury Notes.



Note 3-Related Party Transactions

Daniel A. Morris, President of Manor Investment Funds, Inc., is also the sole shareholder, officer and director of Morris Capital Advisors, Inc. (Morris). Mr. Morris (and his wife) and other directors, own shares in the Funds. Each of the Funds has an investment management and advisory services agreement (the Agreements) with Morris.

Monthly, the Funds pay Morris a fee equivalent to one percent per annum of the daily average net assets of the Manor and Growth Funds (.5 percent for Bond Fund). Each of the Funds bears expenses necessary and incidental to the conduct of its business.

The Agreements must be approved annually by a majority vote of the Funds' non-interested Board of Directors.


Note 4-Investment Transactions

Purchases of investment securities for Manor, Growth and Bond aggregated $581,755, $669,741 and $1,057,047, respectively in 2001; sales aggregated
$641,368 and $435,532 for Manor and Growth, respectively.

For income tax purposes, Manor Fund has capital loss carryovers of $43,592 and $78,780 realized in 1999 and 2001. Growth Fund capital losses of $3,666, $151,266 and $45,013 and were realized in 1999-2001. Such losses will be carried forward to offset future realized capital gains. If not used, they will expire in 2007 through 2009.

Each Fund portfolio consists of securities that have risen in value since their purchase (called unrealized gain), or securities that have fallen in value (unrealized loss) since their purchase. At December 31, 2001, net unrealized appreciation and depreciation of investment securities for financial reporting and federal income tax reporting were as follows:

Manor Fund-Net unrealized appreciation of $127,308 consisted of unrealized gains of $318,923 and unrealized losses of $191,615.

Growth Fund-Net unrealized depreciation of $133,421 consisted of unrealized gains of $150,171 and unrealized losses of $283,592.

Bond Fund-Net unrealized appreciation of $51,996 consisted of unrealized gains on U.S. Government obligations of $57,542 and unrealized losses of $5,546.



Note 5-Custody Agreement

Under an agreement, The First National Bank of Chester County (FNB) acts as the custodian for each of the Funds. FNB charges fees in accordance with its standard rates for such services, payable monthly.







Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com